UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

February 23, 2021

Date of Report (Date of earliest event reported)

Apple Inc.

(Exact name of Registrant as specified in its charter)

California	001-36743	94-2404110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Apple Park Way

Cupertino, California 95014

(Address of principal executive offices) (Zip Code)

(408) 996-1010

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	AAPL	The Nasdaq Stock Market LLC
1.000% Notes due 2022	—	The Nasdaq Stock Market LLC
1.375% Notes due 2024	—	The Nasdaq Stock Market LLC
0.000% Notes due 2025	—	The Nasdaq Stock Market LLC
0.875% Notes due 2025	—	The Nasdaq Stock Market LLC
1.625% Notes due 2026	—	The Nasdaq Stock Market LLC
2.000% Notes due 2027	—	The Nasdaq Stock Market LLC
1.375% Notes due 2029	—	The Nasdaq Stock Market LLC
3.050% Notes due 2029	—	The Nasdaq Stock Market LLC
0.500% Notes due 2031	—	The Nasdaq Stock Market LLC
3.600% Notes due 2042	—	The Nasdaq Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Apple Inc. was held on February 23, 2021. At the Annual Meeting, Apple’s shareholders voted on the following five proposals and cast their votes as described below.

1.	The individuals listed below were elected at the Annual Meeting to serve as directors of Apple until the next annual meeting of shareholders and until their successors are duly elected and qualified:

	For	Against	Abstained	Broker Non-Vote
James Bell	9,708,866,652	72,111,065	29,746,366	3,536,704,458
Tim Cook	9,634,029,153	160,024,782	16,670,148	3,536,704,458
Al Gore	9,186,546,702	601,015,496	23,161,885	3,536,704,458
Andrea Jung	9,065,855,420	717,239,408	27,629,255	3,536,704,458
Art Levinson	9,230,840,902	551,935,547	27,947,634	3,536,704,458
Monica Lozano	9,722,139,317	59,330,799	29,253,967	3,536,704,458
Ron Sugar	8,885,188,331	894,011,726	31,524,026	3,536,704,458
Sue Wagner	9,590,064,988	192,080,034	28,579,061	3,536,704,458

2.	A management proposal to ratify the appointment of Ernst & Young LLP as Apple’s independent registered public accounting firm for 2021 was approved.

For	Against	Abstained
13,148,792,411	153,657,833	44,978,297

3.	An advisory resolution to approve executive compensation was approved.

For	Against	Abstained	Broker Non-Vote
9,254,006,580	499,113,309	57,604,194	3,536,704,458

4.	A shareholder proposal entitled “Shareholder Proxy Access Amendments” was not approved.

For	Against	Abstained	Broker Non-Vote
3,320,476,647	6,394,730,252	95,517,184	3,536,704,458

5.	A shareholder proposal entitled “Shareholder Proposal to Improve Executive Compensation Program” was not approved.

For	Against	Abstained	Broker Non-Vote
539,512,386	9,141,454,196	129,757,501	3,536,704,458

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2021	Apple Inc.

	By:	/s/ Katherine Adams
Katherine Adams
Senior Vice President, General Counsel and Secretary